UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2018

Generex biotechnology corpORATION

(Exact of registrant as specified in its charter)

DELAWARE 000-29169 98-0178636

State or other jurisdiction of incorporation Commission File Number IRS Employer Identification №.

10102 USA Today Way, Miramar, Florida 33025

(Address of principal executive offices) (Zip Code)

(416) 364-2551

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

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Generex Biotechnology Corporation

Form 8-K/A

Amendment No. 2 to Current Report on Form 8-K

Dated May 31, 2019

EXPLANATORY NOTE

As reported in our Current Reports on Form 8-K dated October 3, 2018, filed October 9, 2018 and dated November 1, 2018, filed November 5, 2018, we acquired certain operating assets of Veneto Holdings, LLC and its affiliates (the “Acquisition”).

Our original Current Reports omitted the Financial Statements of Business Acquired required by Item 9.01(a) and the Pro Forma Financial Information required by Item 9.01(b). In an Amendment to Current Report on Form 8-K/A filed on December 18, 2108, we filed the required Pro Forma Financial Information, the Consolidated Financial Statements of Veneto Holdings, LLC as of and for the years ended December 31, 2016 and 2017 and required interim consolidate financial statements of Veneto Holdings, LLC. The Consolidated Financial Statements of Veneto Holdings, LLC as of and for the year ended December 31, 2016 were not accompanied by the report of the independent auditor. We are now filing with this Amendment the audited Consolidated Financial Statements of Veneto Holdings, LLC as of for the 9 months ended September 30, 2018.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired in accordance with Item 9.01(a) is included in this Amendment following the signature page.

(i)	Audited consolidated financial statements of Veneto Holdings, LLC as of September 30, 2018 and December 31, 2017 and for the nine months ended September 30, 2018 and the year ended December 31, 2017 are attached as Exhibit 99.2 to this Current Report on Form 8-K/A.

(ii)	Unaudited Consolidated Balance Sheet as of June 30, 2018 and December 31, 2017 and the related unaudited Consolidated Statements of Operations, Changes in Equity and Consolidated Statements of Cash Flows for the six month periods ended June 30, 2018 and 2017 of Veneto Holdings, LLC are attached as Exhibit 99.3 to this Current Report on Form 8-K/A.

(b) Pro forma financial information

Pro forma financial information required by Item 9.01(c) of Form 8-K related to the Acquisition is attached as Exhibit 99.4 to this Current Report on Form 8-K/A.is included in this Amendment following the signature page.

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of July 31, 2018.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended July 31, 2018.

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(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Asset Purchase Agreement by and between Veneto Holdings, L.L.C. and NuGenerex Distribution Solutions, LLC effective October 3, 2018.*
10.2	Amendment to Asset Purchase Agreement by and between Veneto Holdings, L.L.C. and NuGenerex Distribution Solutions 2, LLC effective November 1, 2018.*
10.3	Promissory Note in the amount of $15,000,000 from NuGenerex Distribution Solutions, LLC to Veneto Holdings, LLC.*
10.4	Promissory Note in the amount of $35,000,000 from NuGenerex Distribution Solutions 2, LLC to Veneto Holdings, LLC.*
99.1	Audited consolidated financial statements of Generex Biotechnology Corporation for the fiscal years ended July 31, 2018 and 2017 including the report of MNP, LLC on such audited financial statements, filed with the Securities and Exchange Commission on October 26, 2018.*
99.2	Audited consolidated financial statements of Veneto Holdings, LLC as of September 30, 2018 and December 31, 2017 and for the nine months ended September 30, 2018 and the year ended December 31, 2017 including the report of Whitley Penn LLC on such audited financial statements.
99.3	Unaudited pro forma condensed combined financial information as of and for the twelve-month period ended July 31, 2018.
99.4	Press release dated October 9, 2018 issued by Generex Biotechnology Corporation*
99.5	Press release dated November 2, 2018 issued by Generex Biotechnology Corporation*

* Previously filed with the Original Reports.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2019

Generex Biotechnology Corp.

/s/Joe Moscato

By: Joe Moscato, CEO, President

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